UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

THIRD COAST BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41028	46-2135597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North Suite 190
Humble, Texas		77338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 446-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2024, Third Coast Bank (the “Bank”), the wholly owned bank subsidiary of Third Coast Bancshares, Inc. (the “Company”), entered into an Amendment to Employment Agreement (the “Amendment”) with R. John McWhorter, Chief Financial Officer of the Company and the Bank. The Amendment amends the Employment Agreement, dated as of June 23, 2020, by and between the Bank and Mr. McWhorter (the “Employment Agreement”) to increase the amount of cash severance that Mr. McWhorter will be entitled to receive upon his termination of employment by the Bank without “Cause” or resignation for “Good Reason” (as each of those terms are defined in the Employment Agreement) within six months prior to, or twelve months following, a “Change of Control” (as such term is defined in the Employment Agreement), in each case subject to the terms and conditions set forth in the Employment Agreement, from 2 times to 2.5 times the sum of (i) Mr. McWhorter’s annual base salary and (ii) the average of his annual bonuses for the three full years preceding the year in which the termination date occurs, or, if less than three years, the greater of (A) the average of his annual bonuses awarded for all full years preceding the year in which the termination date occurs, or (B) if less than one year, his target annual bonus in effect for the year in which the termination date occurs.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment to Employment Agreement, dated as of March 15, 2024, by and between Third Coast Bank and R. John McWhorter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES INC.

Date:	March 15, 2024	By:	/s/R. John McWhorter
R. John McWhorter Chief Financial Officer